                                 AMENDMENT NO. 7
                             PARTICIPATION AGREEMENT

     The Participation Agreement (the "Agreement"), dated July 27, 1998, by and among AIM Variable Insurance Funds, a Delaware trust, A I M Distributors, Inc., a Delaware corporation, Allmerica Financial Life Insurance and Annuity Company, a Delaware life insurance company and Allmerica Investments, Inc., is hereby amended as follows:

     Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                   SCHEDULE A


          FUNDS AVAILABLE UNDER                        SEPARATE ACCOUNTS                       POLICIES FUNDED BY THE
              THE POLICIES                            UTILIZING THE FUNDS                        SEPARATE ACCOUNTS
-----------------------------------------------------------------------------------------------------------------------------------
                                                       SERIES I SHARES
-----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Aggressive Growth Fund            Fulcrum Variable Life Account               Fulcrum Fund Variable Annuity
AIM V.I. Blue Chip Fund                    ----------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation Fund         FUVUL Separate Account                      ValuPlus Assurance (First Union)
AIM V.I. Dent Demographic Trends Fund      ----------------------------------------------------------------------------------------
AIM V.I. Growth Fund                       Separate Account VA-P                       Pioneer Vision; Pioneer C-Vision; and
AIM V.I. High Yield Fund                                                               Pioneer XtraVision; Pioneer No-Load
AIM V.I. International Growth Fund         ----------------------------------------------------------------------------------------
AIM V.I. Premier Equity Fund               Separate Account VA-K (Delaware)            Delaware Medallion; Delaware Golden
                                                                                       Medallion
                                           ----------------------------------------------------------------------------------------
                                           Separate Account VA-K                       Agency Ultimate Advantage; Advantage,
                                                                                       ExecAnnuity; IVA; Fund Quest; Annuity
                                                                                       Scout
                                           ----------------------------------------------------------------------------------------
                                           Group VEL Account                           Executive Solutions
                                           ----------------------------------------------------------------------------------------
                                           Allmerica Select Separate Account           Select Reward, Select Resource (I &
                                                                                       II), Select Charter;  Select Acclaim
                                           ----------------------------------------------------------------------------------------
                                           Allmerica Select Separate Account II        Select Life II
                                           ----------------------------------------------------------------------------------------
                                           Separate Account IMO                        Allmerica Select Life Plus; Allmerica
                                                                                       VUL 2001; VUL 2001 Survivorship
                                           ----------------------------------------------------------------------------------------
                                           Allmerica Select Separate Account III       Select III, VEL III
                                           ----------------------------------------------------------------------------------------
                                           Inheiritage Account                         Select Inheiritage
-----------------------------------------------------------------------------------------------------------------------------------
                                                      SERIES II SHARES
-----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Basic Value Fund                  Separate Account IMO                        Allmerica Select Life Plus, Allmerica
AIM V.I. Capital Development                                                           VUL 2001, VUL 2001 Survivorship
  Fund                                     ----------------------------------------------------------------------------------------
                                           Separate Account VA-K                       ExecAnnuity Plus; Allmerica
                                                                                       Advantage; Allmerica Immediate
                                                                                       Advantage; Premier Choice
                                           ----------------------------------------------------------------------------------------
                                           Allmerica Select Separate Account           Select Charter; Select Reward; Select
                                                                                       Resource (I & II); Select Acclaim
                                           ----------------------------------------------------------------------------------------
                                           Allmerica Select Separate Account III       Select SPL II


     All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Effective Date:  May 1, 2002

                                          AIM VARIABLE INSURANCE FUNDS


Attest: /s/ Nancy L. Martin               By:
        ---------------------------           ---------------------------
Name: Nancy L. Martin                     Name: Carol F. Relihan
Title: Assistant Secretary                Title: Senior Vice President


(SEAL)


                                          A I M DISTRIBUTORS, INC.


Attest: /s/ Nancy L. Martin               By: /s/ Michael J. Cemo
        ---------------------------           ---------------------------
Name: Nancy L. Martin                     Name: Michael J. Cemo
Title: Assistant Secretary                Title: President


(SEAL)


                                          ALLMERICA FINANCIAL LIFE INSURANCE
                                          AND ANNUITY COMPANY


Attest: /s/ Sarah Latorre                 By: /s/ Mark A. Hug
        ---------------------------           ---------------------------
Name:                                     Name: Mark A. Hug
Title:                                    Title: President


(SEAL)

                                          ALLMERICA INVESTMENTS, INC.


Attest: /s/ Karen Warrington              By: /s/ William F. Monroe Jr.
        ---------------------------           ---------------------------
Name:                                     Name: William F. Monroe Jr.
Title:                                    Title: President


(SEAL)


                                       2